FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST

PROSPECTUS

The shares of Federated Short-Term U.S. Government Trust (the "Trust") offered by this prospectus represent interests in an open-end, management investment company (a mutual fund). The Trust invests in short-term U.S. government securities to achieve high current income consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE TRUST ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE TRUST WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Trust. Keep this prospectus for future reference.

The Trust has also filed a Statement of Additional Information dated February 28, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Trust, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated February 28, 1997

TABLE OF CONTENTS



 SUMMARY OF TRUST EXPENSES                                               1
 FINANCIAL HIGHLIGHTS                                                    2
 GENERAL INFORMATION                                                     3
 INVESTMENT INFORMATION                                                  3
  Investment Objective                                                   3
  Investment Policies                                                    3
  Investment Limitations                                                 4
 TRUST INFORMATION                                                       5
  Management of the Trust                                                5
  Distribution of Shares                                                 6
  Administration of the Trust                                            6
 NET ASSET VALUE                                                         7
 HOW TO PURCHASE SHARES                                                  7
 HOW TO REDEEM SHARES                                                    8
 ACCOUNT AND SHARE INFORMATION                                           9
 TAX INFORMATION                                                         9
  Federal Income Tax                                                     9
  State and Local Taxes                                                 10
 PERFORMANCE INFORMATION                                                10
 FINANCIAL STATEMENTS                                                   11
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                               19
 ADDRESSES                                                              20


SUMMARY OF TRUST EXPENSES

                                       SHAREHOLDER TRANSACTION EXPENSES


 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)         None
 Maximum Sales Charge Imposed on Reinvested Dividends
         (as a percentage of offering price)                                           None
 Contingent Deferred Sales Charge (as a percentage of original purchase
         price or redemption proceeds, as applicable)                                  None
 Redemption Fee (as a percentage of amount redeemed, if applicable)                    None
 Exchange Fee                                                                          None
                                            ANNUAL OPERATING EXPENSES
                                    (As a percentage of average net assets)
 Management Fee (after waiver)(1)                                                      0.27%
 12b-1 Fee                                                                             None
 Total Other Expenses                                                                  0.19%
         Shareholder Services Fee (after waiver)(2)                                    0.05%
                Total Operating Expenses(3)                                            0.46%

</table

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.79% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.




 EXAMPLE                                                            1 YEAR   3 YEARS    5 YEARS    10 YEARS

 You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and
 (2) redemption at the end of each time period                      $5       $15        $26        $58


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 19.


                                                                  YEAR ENDED DECEMBER 31,
                       1996      1995      1994        1993        1992       1991       1990      1989     1988     1987(A)

 NET ASSET VALUE,
 BEGINNING OF PERIOD  $ 1.00    $ 1.00    $ 1.00      $ 1.00      $ 1.00    $ 1.00      $ 1.00    $ 1.00   $ 1.00     $1.00
 INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment
  income                0.05      0.06      0.04        0.03        0.04      0.06        0.08      0.09     0.07      0.05
 LESS DISTRIBUTIONS
  Distributions
  from net
  investment income    (0.05)    (0.06)    (0.04)      (0.03)      (0.04)    (0.06)      (0.08)    (0.09)   (0.07)    (0.05)
 NET ASSET VALUE,
 END OF PERIOD        $ 1.00    $ 1.00    $ 1.00      $ 1.00      $ 1.00    $ 1.00      $ 1.00    $ 1.00   $ 1.00    $ 1.00
 TOTAL RETURN(B)        5.10%     5.72%     3.99%       2.95%       3.64%     5.93%       8.11%     9.17%    7.47%     4.95%
 RATIOS TO AVERAGE
 NET ASSETS
  Expenses              0.46%     0.46%     0.45%       0.46%       0.46%     0.46%       0.46%     0.47%    0.48%     0.42%*
  Net investment
  income                4.99%     5.57%     3.89%       2.92%       3.58%     5.80%       7.82%     8.80%    7.39%     6.76%*
  Expense waiver/
  reimbursement(c)      0.33%     0.32%     0.11%       0.05%       0.03%     0.03%       0.04%     0.04%    0.08%     0.20%*
 SUPPLEMENTAL DATA
  Net assets, end
  of period
  (000 omitted)     $609,589  $773,851  $977,106  $1,084,680  $1,012,509  $959,881  $1,091,158  $923,088 $564,343  $206,644


* Computed on an annualized basis.

(a) Reflects operations for the period from April 16, 1987 (date of initial public investment) to December 31, 1987. For the period from the start of business, April 6, 1987 to April 15, 1987, net investment income was distributed to the Trust's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated February 2, 1987. The Trust is designed for institutional investors such as banks, fiduciaries, custodians of public funds, and similar institutional investors, such as corporations, unions, hospitals, insurance companies, and municipalities as a convenient means of accumulating an interest in a professionally managed portfolio investing only in short-term U.S. government securities. A minimum initial investment of $25,000 over a 90-day period is required.

The Trust attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Trust is high current income consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Trust pursues its investment objective by investing only in a portfolio of short-term U.S. government securities maturing in 13 months or less. The average maturity of the securities in the Trust's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. As a matter of fundamental investment policy which cannot be changed without shareholder approval, the Trust invests only in short-term U.S. government securities. This policy is achieved by purchasing instruments which are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S.
Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

* the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

* discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

* the credit of the agency or instrumentality.

REPURCHASE AGREEMENTS. Certain securities in which the Trust invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Trust and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Trust, the Trust could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Trust may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Trust to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Trust may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Trust may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Trust may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Trust may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Trust will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trust's
Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Trust on a timely basis and the Trust may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT LIMITATIONS

The Trust will not borrow money directly or through reverse repurchase agreements (arrangements in which the Trust sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Trust may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Trust will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An
Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Trust are made by Federated
Research, the Trust's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Trust and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Trust, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND. Federated Research, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors.
All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J.
Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Research and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $76 billion invested across more than 338 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Trust and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Trust's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions;
prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Trust; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Trust. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated
Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES. The Trust has entered into a Shareholder Services
Agreement with Federated Shareholder Services, a subsidiary of Federated
Investors, under which the Trust may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities
Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Trust. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Trust's investment adviser or its affiliates.

ADMINISTRATION OF THE TRUST

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of
Federated Investors, provides administrative personnel and services
(including certain legal and financial reporting services) necessary to operate the Trust at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:



                             AVERAGE AGGREGATE
 MAXIMUM FEE                  DAILY NET ASSETS

    .15%                on the first $250 million
    .125%                 on the next $250 million
    .10%                on the next $250 million
    .075%           on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least
$125,000 per portfolio and $30,000 per each additional class of shares.
Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Trust attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding.
The Trust cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New
York Stock Exchange, Monday through Friday, except on New Year's Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock
Exchange is open for business. Shares may be purchased either by wire or by check. The Trust reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp.
Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days.
Minimum investments will be calculated by combining all accounts maintained with the Trust. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Trust before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street
Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to:
Federated Short-Term U.S. Government Trust; Fund Number (this number can be found on the account statement or by contacting the Trust); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted.
Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK. Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. The check should be made payable to: Federated Short-Term U.S.
Government Trust. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SUBACCOUNTING SERVICES. Financial institutions are encouraged to open single master accounts. A subaccounting system is available through the transfer agent to minimize internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered.
Financial institutions may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Trust shares. This prospectus should, therefore, be read together with any agreement between the customer and the financial institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated
Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Trust computes its net asset value.
Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE. Redemptions in any amount may be made by calling the Trust provided the Trust has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 3:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming
Shares by Mail" should be considered. If at any time the Trust shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600,
Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Trust name; the account name as registered with the Trust; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request.
Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Trust or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal
Deposit Insurance Corporation; a member firm of a domestic stock exchange;
or any other "eligible guarantor institution," as defined in the Securities
Exchange Act of 1934. The Trust does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Trust unless cash payments are requested by writing to the Trust. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day.
Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS. The Trust does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Trust will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Trust, Federated
Shareholder Services Company maintains a share account for each shareholder.
Share certificates are not issued unless requested by contacting the Trust or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Trust may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Trust will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES
In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Trust shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Trust would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time, the Trust advertises its yield, effective yield and total return.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the Trust after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Trust may refer to ratings, rankings, and other information in certain financial publications and/or compare the Trust's performance to certain indices.

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1996



   PRINCIPAL
     AMOUNT                                                                                            VALUE

 SHORT-TERM OBLIGATIONS -- 41.0%
 $   3,000,000              Federal Farm Credit Bank Note -- 0.5%
                            5.600%, 6/3/1997                                                      $    2,998,236
     7,000,000           (a)Federal Farm Credit Bank, Discount Note -- 1.1%
                            5.382%, 5/27/1997                                                          6,853,229
     5,300,000              Federal Home Loan Bank Note -- 0.8%
                            5.460% - 5.710%, 11/18/1997 - 12/12/1997                                   5,297,462
    27,940,000           (a)Federal Home Loan Bank, Discount Note -- 4.5%
                            5.379% - 5.718%, 1/7/1997 - 6/30/1997                                     27,587,184
     7,000,000           (b)Federal Home Loan Bank, Floating Rate Note -- 1.1%
                            5.310%, 3/4/1997                                                           6,994,375
     3,000,000              Federal Home Loan Mortgage Corp., Note -- 0.5%
                            5.640%, 8/28/1997                                                          2,995,211
     7,000,000           (a)Federal Home Loan Mortgage Corp., Discount Note -- 1.2%
                            5.370%, 1/3/1997                                                           6,997,966
    87,000,000           (a)Federal National Mortgage Association, Discount Note -- 14.1%
                            5.360% - 5.750%, 1/21/1997 - 6/25/1997                                    85,762,401
    41,700,000           (b)Federal National Mortgage Association, Floating Rate Note -- 6.9%
                            4.705% - 5.477%, 1/3/1997 - 1/17/1997                                     41,683,407
    20,000,000           (b)Student Loan Marketing Association, Floating Rate Note -- 3.3%
                            5.410% - 5.470%, 1/7/1997                                                 19,995,114
     2,500,000           (a)U.S. Treasury Bill -- 0.4%
                            5.670%, 8/21/1997                                                          2,413,644
    40,000,000              U.S. Treasury Notes -- 6.6%
                            5.625% - 8.500%, 3/31/1997 - 9/30/1997                                    40,099,644
                             TOTAL SHORT-TERM OBLIGATIONS                                            249,677,873
 (C)REPURCHASE AGREEMENTS -- 59.8%
    13,700,000              Barclays de Zoete Wedd Securities, Inc., 6.830%, dated 12/31/1996,
                            due 1/2/1997                                                              13,700,000
    25,000,000              CIBC Wood Gundy Securities Corp., 7.000%, dated 12/31/1996,
                            due 1/2/1997                                                              25,000,000


FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST




   PRINCIPAL
     AMOUNT                                                                                            VALUE

 (C)REPURCHASE AGREEMENTS -- CONTINUED
 $  14,000,000              CS First Boston, Inc., 6.500%, dated 12/31/1996, due 1/2/1997          $  14,000,000
    25,000,000              Deutsche Bank Government Securities, Inc., 7.050%,
                            dated 12/31/1996, due 1/2/1997                                            25,000,000
   105,000,000              Fuji Government Securities, Inc., 7.050%, dated 12/31/1996,
                            due 1/2/1997                                                             105,000,000
    15,000,000              Nomura Securities International, Inc., 7.250%, dated 12/31/1996,
                            due 1/2/1997                                                              15,000,000
    60,000,000              PaineWebber Group, Inc., 7.050%, dated 12/31/1996, due 1/2/1997           60,000,000
    30,000,000              UBS Securities, Inc., 7.100%, dated 12/31/1996, due 1/2/1997              30,000,000
    13,000,000           (d)Chase Government Securities, Inc., 5.450%, dated 12/11/1996,
                            due 1/8/1997                                                              13,000,000
     9,000,000           (d)Goldman Sachs Group, LP, 5.370%, dated 12/3/1996, due 2/3/1997             9,000,000
    15,000,000           (d)Morgan Stanley Group, Inc., 5.430%, dated 12/31/1996,
                            due 2/28/1997                                                             15,000,000
    12,000,000           (d)Swiss Bank Capital Markets, 5.380%, dated 10/15/1996,
                            due 1/13/1997                                                             12,000,000
    15,000,000           (d)UBS Securities, Inc., 5.370%, dated 11/19/1996, due 1/21/1997             15,000,000
    13,000,000           (d)UBS Securities, Inc., 5.420%, dated 12/3/1996, due 1/2/1997               13,000,000
                             TOTAL REPURCHASE AGREEMENTS                                             364,700,000
                             TOTAL INVESTMENTS (AT AMORTIZED COST)(E)                             $  614,377,873


(a) Each issue shows the rate of discount at time of purchase.

(b) Current rate and next reset date shown.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

(e) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
     ($609,588,955) at December 31, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996


 ASSETS:
 Investments in repurchase agreements                                         $   364,700,000
 Investments in securities                                                        249,677,873
  Total investments in securities, at amortized cost and value                                   $   614,377,873
 Cash                                                                                                     92,082
 Income receivable                                                                                     1,543,129
 Receivable for shares sold                                                                            2,827,134
  Total assets                                                                                       618,840,218
 LIABILITIES:
 Payable for investments purchased                                            $     4,869,231
 Payable for shares redeemed                                                        2,446,985
 Income distribution payable                                                        1,844,935
 Accrued expenses                                                                      90,112
  Total liabilities                                                                                    9,251,263
 Net Assets for 609,588,955 shares outstanding                                                   $   609,588,955
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $609,588,955 / 609,588,955 shares outstanding                                                             $1.00


(See Notes which are an integral part of the Financial Statements)

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996


 INVESTMENT INCOME:
 Interest                                                      $  33,175,715
 EXPENSES:
 Investment advisory fee                                      $    2,431,793
 Administrative personnel and services fee                           459,537
 Custodian fees                                                      109,199
 Transfer and dividend disbursing agent fees and expenses             98,073
 Directors'/Trustees' fees                                            17,371
 Auditing fees                                                        16,500
 Legal fees                                                            6,468
 Portfolio accounting fees                                           101,886
 Shareholder services fee                                          1,519,870
 Share registration costs                                             22,511
 Printing and postage                                                  6,702
 Insurance premiums                                                    6,951
 Taxes                                                                11,783
 Miscellaneous                                                         5,850
         Total expenses                                            4,814,494
 Waivers --
         Waiver of investment advisory fee                      $   (775,483)
         Waiver of shareholder services fee                       (1,215,896)
                  Total waivers                                   (1,991,379)
                           Net expenses                             2,823,115
                                  Net investment income         $  30,352,600


(See Notes which are an integral part of the Financial Statements)

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
STATEMENT OF CHANGES IN NET ASSETS




                                                     1996                1995

 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                               $      30,352,600    $      46,061,505
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                  (30,352,600)         (46,061,505)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                            1,768,232,818        2,288,288,246
 Net asset value of shares issued to shareholders in payment
 of distributions declared                                                   7,281,495            8,919,702
 Cost of shares redeemed                                                (1,939,776,658)      (2,500,462,612)
   Change in net assets resulting from share transactions                 (164,262,345)        (203,254,664)
     Change in net assets                                                 (164,262,345)        (203,254,664)
 NET ASSETS:
 Beginning of period                                                       773,851,300          977,105,964
 End of period                                                       $     609,588,955    $     773,851,300


(See Notes which are an integral part of the Financial Statements)

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1. ORGANIZATION

Federated Short-Term U.S. Government Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Trust is high current income consistent with stability of principal and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- The Trust's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

  REPURCHASE AGREEMENTS -- It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal
  Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
  Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").
  Distributions to shareholders are recorded on the ex-dividend date.

  FEDERAL TAXES -- It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.
  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At
December 31, 1996, capital paid-in aggregated $609,588,955. Transactions in shares were as follows:




                                                                                    YEAR ENDED DECEMBER 31,
                                                                                    1996               1995

 Shares sold                                                                   1,768,232,818      2,288,288,246
 Shares issued to shareholders in payment of distributions declared                7,281,495          8,919,702
 Shares redeemed                                                              (1,939,776,658)    (2,500,462,612)
  Net change resulting from share transactions                                  (164,262,345)      (203,254,664)


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Federated Research, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. The
  Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the
  Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least
  $125,000 per portfolio and $30,000 per each additional class of shares.

  SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services
  Agreement with Federated Shareholder Services ("FSS"), the Trust will pay
  FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.
  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

  INTERFUND TRANSACTIONS -- During the period ended December 31, 1996, the
  Trust engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common
  Directors/Trustees, and/or common Officers. These sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $30,090,000.

  GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST:

We have audited the accompanying statement of assets and liabilities of Federated Short-Term U.S. Government Trust (a Massachusetts business trust), including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights (see page 2 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Short-Term U.S. Government Trust as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 27, 1997

ADDRESSES

Federated Short-Term U.S. Government Trust      Federated Investors Tower
                                                Pittsburgh, PA 15222-3779

Distributor
   Federated Securities Corp.                   Federated Investors Tower
                                                Pittsburgh, PA 15222-3779

Investment Adviser
   Federated Research                           Federated Investors Tower
                                                Pittsburgh, PA 15222-3779
Custodian
   State Street Bank and                        P.O. Box 8600
   Trust Company                                Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent
   Federated Shareholder                        P.O. Box 8600
   Services Company                             Boston, MA 02266-8600

Independent Public Accountants
   Arthur Andersen LLP                          2100 One PPG Place
                                                Pittsburgh, PA 15222

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST

PROSPECTUS

An Open-End, Management
Investment Company

Prospectus dated February 28, 1997



Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 313905101
8020102A (2/97)


                 FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST

                    STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Federated Short-Term U.S. Government Trust (the "Trust") dated February
28, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INVESTORS TOWER
PITTSBURGH, PA 15222-3779

                 Statement dated February 28, 1997

Cusip 313905101
8020102B (2/97)

TABLE OF CONTENTS

 INVESTMENT POLICIES                                                     1
  Acceptable Investments                                                 1
  When-Issued and Delayed Delivery Transactions                          1
  Repurchase Agreements                                                  1
  Reverse Repurchase Agreements                                          1
  Lending of Portfolio Securities                                        1
 INVESTMENT LIMITATIONS                                                  1
  Selling Short and Buying on Margin                                     1
  Issuing Senior Securities and Borrowing Money                          2
  Pledging Assets                                                        2
  Lending Cash or Securities                                             2
  Acquiring Securities                                                   2
  Investing in Commodities                                               2
  Investing in Real Estate                                               2
  Underwriting                                                           2
  Concentration of Investments                                           2
  Diversification of Investments                                         2
  Investing in Illiquid Securities                                       2
  Investing in Securities of Other Investment
   Companies                                                             2
  Investing for Control                                                  3
  Regulatory Compliance                                                  3
 FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST MANAGEMENT
                                                                         3
  Share Ownership                                                        7
  Trustee Compensation                                                   7
  Trustee Liability                                                      7
 INVESTMENT ADVISORY SERVICES                                            8
  Investment Adviser                                                     8
  Advisory Fees                                                          8
 BROKERAGE TRANSACTIONS                                                  8
 OTHER SERVICES                                                          8
  Trust Administration                                                   8
  Custodian and Portfolio Accountant                                     8
  Transfer Agent                                                         9
  Independent Public Accountants                                         9
 DETERMINING NET ASSET VALUE                                             9
 SHAREHOLDER SERVICES                                                    9
 REDEMPTION IN KIND                                                      9
 MASSACHUSETTS PARTNERSHIP LAW                                          10
 THE TRUST'S TAX STATUS                                                 10
 PERFORMANCE INFORMATION                                                10
  Yield                                                                 10
  Effective Yield                                                       10
  Total Return                                                          10
  Performance Comparisons                                               11
  Economic and Market Information                                       11
 ABOUT FEDERATED INVESTORS                                              11
  Mutual Fund Market                                                    12
  Institutional Clients                                                 12
  Bank Marketing                                                        12
  Broker/Dealers and Bank
   Broker/Dealer Subsidiaries                                           12

INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may not be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

Some of the short-term U.S. government securities the Trust may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than that of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate
U.S. government securities. The Trust may purchase variable rate U.S.
government securities upon the determination by the Board of Trustees that the interest rate as adjusted will cause the instrument to have a current market value that approximates its par value on the adjustment date.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Trust. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Trust sufficient to make payment for the securities to be purchased are:
segregated on the Trust's records at the trade date; marked to market daily;
and maintained until the transaction is settled. The Trust does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

The Trust believes that under the regular procedures normally in effect for custody of the Trust's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Trust and allow retention or disposition of such securities. The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Trust may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Trust transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Trust will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Trust to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. When effecting reverse repurchase agreements, liquid assets of the Trust, in a dollar amount sufficient to make payment for the obligations to be purchased, are: segregated on the Trust's records at the trade date; marked to market daily; and maintained until the transaction is settled.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Trust lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Trust. During the time portfolio securities are on loan, the borrower pays the Trust any dividends or interest paid on such securities. Loans are subject to termination at the option of the Trust or the borrower. The Trust may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Trust will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchase and sales of securities.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Trust will not issue senior securities. The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings would not be collateralized.

PLEDGING ASSETS

The Trust will not pledge securities except that it may enter into reverse repurchase agreements permitted by its investment objective and policies.

LENDING CASH OR SECURITIES

The Trust will not lend any assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Trust from engaging in transactions permitted by its investment objective, policies, and limitations or Declaration of Trust.

ACQUIRING SECURITIES

The Trust will not acquire the voting securities of any issuer, except as a part of a merger, consolidation, reorganization, or acquisition of assets.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN COMMODITIES

The Trust will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Trust will not purchase or sell real estate.
UNDERWRITING

The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Trust will not invest 25% or more of the value of its total assets in any one industry. However, the Trust may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities.
The U.S. government is not considered to be an industry.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

INVESTING IN ILLIQUID SECURITIES

The Trust will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Trust will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition.

INVESTING FOR CONTROL

The Trust will not invest in securities of a company for the purpose of exercising control or management.

For purposes of the above limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Trust did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Trust may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Trust will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Trust will determine the effective maturity of its investments according to Rule 2a-7. The Trust may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Short-Term U.S. Government Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated
Management, and Federated Research; Chairman and Director, Federated
Research Corp. and Federated Global Research Corp.; Chairman, Passport
Research, Ltd.; Chief Executive Officer and Director or Trustee of the
Funds.

Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior
Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Trustee,
University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R.
Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property
Management, Inc. and Northgate Village Development Corporation; Director or
Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.;
formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.;
Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or
Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director,
University of Pittsburgh Medical Center - Downtown; Member, Board of
Directors, University of Pittsburgh Medical Center; formerly, Hematologist,
Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@

Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee
Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park
Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western
Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds;
staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts;
formerly, President, State Street Bank and Trust Company and State Street
Boston Corporation; Director or Trustee of the Funds.

Gregor F. Meyer
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate: October 6, 1926

Trustee

Attorney, Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare,
Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the
Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica,
Murray and Hogue; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie
Endowment for International Peace, RAND Corporation, Online Computer Library
Center, Inc., National Defense University, U.S. Space Foundation and Czech
Management Center; President Emeritus, University of Pittsburgh; Founding
Chairman, National Advisory Council for Environmental Policy and Technology,
Federal Emergency Management Advisory Board and Czech Management Center;
Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning, Manchester Craftsmen's
Guild; Restaurant Consultant, Frick Art & History Center; Conference
Coordinator, University of Pittsburgh Art History Department; Director or
Trustee of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated
Management, and Federated Research; President and Director, Federated
Research Corp. and Federated Global Research Corp.; President, Passport
Research, Ltd.; Trustee, Federated Shareholder Services Company, and
Federated Shareholder Services; Director, Federated Services Company;
President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.
Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President,
Federated Advisers, Federated Management, Federated Research, Federated
Research Corp., Federated Global Research Corp. and Passport Research, Ltd.;
Executive Vice President and Director, Federated Securities Corp.; Trustee,
Federated Shareholder Services Company; Trustee or Director of some of the
Funds; President, Executive Vice President and Treasurer of some of the
Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors;
Trustee, Federated Advisers, Federated Management, and Federated Research;
Director, Federated Research Corp. and Federated Global Research Corp.;
Trustee, Federated Shareholder Services Company; Director, Federated
Services Company; President and Trustee, Federated Shareholder Services;
Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and
Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated
Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund,
Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series;
Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate
U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated
ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.;
Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust;
Federated Government Income Securities, Inc.; Federated Government Trust;
Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated
Income Securities Trust; Federated Income Trust; Federated Index Trust;
Federated Institutional Trust; Federated Insurance Series; Federated
Investment Portfolios; Federated Investment Trust; Federated Master Trust;
Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities
Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust;
Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund,
Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total
Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S.
Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years;
Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities,
Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International
Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust;
Liberty Term Trust, Inc. -- 1999; Liberty U.S. Government Money Market
Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management,
Inc.; Money Market Obligations Trust; Money Market Trust; Municipal
Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument
Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters
Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for
Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations;
and World Investment Series, Inc.

SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Trust's outstanding shares.

As of February 5, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Trust: Pinnacle Bank, Westmont, IL, owned approximately 31,824,888 (5.45%) shares.

TRUSTEE COMPENSATION

                           AGGREGATE
 NAME,                    COMPENSATION
 POSITION WITH                FROM                       TOTAL COMPENSATION PAID
 TRUST                       TRUST*#                        FROM FUND COMPLEX+

 John F. Donahue            $0             $0 for the Trust and
 Chairman and Trustee                      56 other investment companies in the Fund Complex
 Glen R. Johnson            $0             $0 for the Trust and
 President and Trustee                     8 other investment companies in the Fund Complex
 Thomas G. Bigley           $1,663.02      $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 John T. Conroy, Jr.        $1,829.59      $119,615 for the Trust and
 Trustee                                   6 other investment companies in the Fund Complex
 William J. Copeland        $1,829.59      $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 James E. Dowd              $1,829.59      $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Lawrence D. Ellis, M.D.    $1,663.02      $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Edward L. Flaherty, Jr.    $1,829.59      $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Peter E. Madden            $1,663.02      $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Gregor F. Meyer            $1,663.02      $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 John E. Murray, Jr.        $1,663.02      $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Wesley W. Posvar           $1,663.02      $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Marjorie P. Smuts          $1,663.02      $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended December 31, 1996.

# The aggregate compensation is provided for the Trust which is comprised of one portfolio.
+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Trust's investment adviser is Federated Research. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Research receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended
December 31, 1996, 1995, and 1994, the adviser earned $2,431,793,
$3,308,383, and $4,025,146, respectively, of which $775,483, $995,954, and
$1,078,279, respectively, were waived.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Trust or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Trust and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year(s) ended December 31, 1996, 1995 and 1994, the Trust paid no brokerage commissions.

Although investment decisions for the Trust are made independently from those of the other accounts managed by the adviser, investments of the type the Trust may make may also be made by those other accounts. When the Trust and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Trust or the size of the position obtained or disposed of by the Trust. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Trust.

OTHER SERVICES

TRUST ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Trust for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated
Administrative Services served as the Trust's Administrator. Prior to March
1, 1994, Federated Administrative Services, Inc. served as the Trust's
Administrator. Both former Administrators are subsidiaries of Federated
Investors. For purposes of this Statement of Additional Information,
Federated Services Company, Federated Administrative Services and Federated
Administrative Services, Inc. may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended December 31, 1996, 1995, and 1994, the Administrators earned $459,537, $626,051, and $743,194, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Trust's portfolio investments. The fee paid for this service is based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT
Federated Services Company, through its registered transfer agent, Federated
Shareholder Services Company, maintains all necessary shareholder records.
For its services, the transfer agent receives a fee based on the number of shareholder accounts.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Trust are Arthur Andersen LLP, Pittsburgh, PA.

DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.
Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Trust computed by dividing the annualized daily income on the Trust's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Trust's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7
(the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Trust's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder
Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the
Trust will benefit by: (1) providing personal services to shareholders; (2)
investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended December 31, 1996, the Trust incurred shareholder service fees in the amount of $1,519,870 of which $1,215,896 was voluntarily waived.
REDEMPTION IN KIND

The Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of the Trust's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind.
In such cases, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Trust determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
THE TRUST'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Trust must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; derive less than 30% of its gross income from the sale of securities held less than three months; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested;
changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Trust, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:
determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
multiplying the base period return by 365/7.
The Trust's yield for the seven-day period ended December 31, 1996, was
5.15%.

EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the
365/7th power; and subtracting 1 from the result. The Trust's effective yield for the seven-day period ended December 31, 1996, was 5.28%.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

The Trust's average annual total returns for the one-year, and five-year period ended December 31, 1996 and for the period from April 16, 1987 (date of initial public investment) through December 31, 1996 were 5.10%, 4.28% and 5.86%, respectively.

PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Trust's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Trust uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Trust's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Trust can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Trust portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management.
Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R.
Gensheimer, Executive Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide -- we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute


